Exhibit 99.1

Systemax Declares $1.50 Per Share Special Dividend

PORT WASHINGTON, NY, December 26, 2017 — Systemax Inc. (NYSE: SYX) announced today that its Board of Directors has declared a special one-time cash dividend of $1.50 per share to shareholders of the company's common stock. The dividend will be payable on January 12, 2018 to shareholders of record as of the close of business on January 5, 2018.

Richard Leeds, Executive Chairman, said, “We are pleased to return capital to shareholders through this special dividend, which reflects the exceptional performance of our businesses as well as the strength of our balance sheet. As we enter 2018, we will maintain our strong balance sheet, and remain well positioned to execute on our business plan, invest in our growth opportunities, and explore strategic M&A.”

About Systemax Inc.
Systemax Inc. (www.systemax.com) is a provider of industrial products in North America and technology products in France, going to market through a system of branded e-Commerce websites and relationship marketers. The primary brands are Global Industrial and Inmac Wstore.

Forward-Looking Statements
This press release contains forward looking statements within the meaning of that term in the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). Additional written or oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission or otherwise. Statements contained in this press release that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are based on management’s estimates, assumptions and projections and are not guarantees of future performance. The Company assumes no obligation to update these statements. Forward looking statements may include, but are not limited to, projections or estimates of revenue, income or loss, exit costs, cash flow needs and capital expenditures, statements regarding future operations, expansion or restructuring plans, including our exit from and winding down of our NATG and European operations, financing needs, compliance with financial covenants in loan agreements, plans relating to products or services of the Company, assessments of materiality, predictions of future events and the effects of pending and possible litigation, as well as assumptions relating to the foregoing. In addition, when used in this release, the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” and “plans” and variations thereof and similar expressions are intended to identify forward looking statements.

Other factors that may affect our future results of operations and financial condition include, but are not limited to, unanticipated developments in any one or more of the following areas, as well as other factors which may be detailed from time to time in our Securities and Exchange Commission filings: risks involved with e-commerce, including possible loss of business and customer dissatisfaction if outages or other computer-related problems should preclude customer access to our products and services; the Company’s management information systems and other technology platforms supporting our sales, procurement and other operations are critical to our operations and disruptions or delays have occurred and could occur in the future, and if not timely addressed would have a material adverse effect on us; general economic conditions, will continue to impact our business; sales tax laws or government enforcement priorities may be changed which could result in ecommerce and direct mail retailers having to collect sales taxes in states where the current laws and interpretations do not require us to do so; our international operations are subject to risks such as fluctuations in currency rates, foreign regulatory requirements, and political uncertainty; and managing various inventory risks, such as being unable to profitably resell excess or obsolete inventory and/or the loss of product return rights and price protection from our vendors.

Investor/Media Contacts:
Mike Smargiassi
Brainerd Communicators
212-986-6667
smarg@braincomm.com